Expected Tax Expense (Benefit) Based on U.S. Federal Statutory Rate (Detail 1) (USD $) In Thousands, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2014
Federal
Current	$ 0	$ 0
Deferred	2,513	7,871
State
Current	0	0
Deferred	366	1,146
Change in Valuation Allowance	(2,879)	(9,017)
Income Tax Provision (Benefit)	$ 0	$ 0